Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.2325%



        Excess Protection Level
          3 Month Average   5.74%
          February, 1999   5.99%
          January, 1999   5.55%
          December, 1998   5.69%


        Cash Yield                                  17.82%


        Investor Charge Offs                         5.13%


        Base Rate                                    6.71%


        Over 35 Day Delinquency                      5.38%


        Seller's Interest                            9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $ 40,800,539,305.60


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,998,619,787.11